Schedule of Investments
August 31, 2022 (Unaudited)
YCG Enhanced Fund

	Shares	Value
COMMON STOCKS - 96.19%
Automobiles - 1.04%
Ferrari NV (a)	22,928	$4,463,164

Banks - 2.99%
HDFC Bank Ltd. - ADR (a)	143,521	8,761,957
JPMorgan Chase & Co.	35,532	4,041,054
		12,803,011
Beverages - 1.93%
PepsiCo., Inc.	48,004	8,269,649

Capital Markets - 12.70%
Moody's Corp.	74,847	21,295,468
MSCI, Inc.	41,877	18,812,824
S&P Global, Inc.	25,640	9,029,895
The Charles Schwab Corp.	75,044	5,324,372
		54,462,559
Commercial Services & Supplies - 3.37%
Copart, Inc. (b)	120,695	14,441,157

Hotels, Restaurants & Leisure - 1.44%
Booking Holdings, Inc. (b)	3,294	6,178,918

Household Products - 3.40%
Colgate-Palmolive Co.	94,836	7,417,124
The Procter & Gamble Co. (c)	51,981	7,170,259
		14,587,383
Insurance - 11.71%
Aon PLC - Class A (a)(c)	66,807	18,656,523
Marsh & McLennan Cos, Inc.	100,424	16,205,421
The Progressive Corp.	125,257	15,362,771
		50,224,715
Interactive Media & Services - 8.00%
Alphabet, Inc. - Class C (b)	195,520	21,341,008
Meta Platforms, Inc. - Class A (b)	55,631	9,063,959
Tencent Holdings Ltd. - ADR (a)	94,651	3,909,086
		34,314,053
Internet & Direct Marketing Retail - 6.01%
Alibaba Group Holding Ltd. - ADR (a)(b)	27,184	2,593,625
Amazon.com, Inc. (b)	182,880	23,183,698
		25,777,323
IT Services - 7.05%
MasterCard, Inc. - Class A	68,896	22,347,796
PayPal Holdings, Inc. (b)	43,976	4,109,117
Visa, Inc. - Class A	18,925	3,760,587
		30,217,500
Personal Products - 6.36%
L'Oreal SA (a)(d)	31,022	10,701,058
The Estee Lauder Companies, Inc. - Class A	39,548	10,060,220
Unilever PLC - ADR (a)	143,369	6,507,519
		27,268,797
Professional Services - 7.70%
CoStar Group, Inc. (b)	243,844	16,981,296
Verisk Analytics, Inc.	85,668	16,033,623
		33,014,919
Real Estate Management & Development - 3.05%
CBRE Group, Inc. - Class A (b)	165,570	13,073,407

Software - 9.53%
Adobe, Inc. (b)	20,228	7,553,944
Intuit, Inc.	19,411	8,381,282
Microsoft Corp.	95,385	24,940,316
		40,875,542
Technology Hardware, Storage & Peripherals - 2.12%
Apple, Inc.	57,807	9,088,416

Textiles, Apparel & Luxury Goods - 7.79%
Adidas AG (a)	18,342	2,733,227
Hermes International (a)	7,311	9,422,812
LVMH Moet Hennessy Louis Vuitton SE (a)	12,432	8,089,602
NIKE, Inc. - Class B	123,359	13,131,565
		33,377,206
TOTAL COMMON STOCKS (Cost $285,010,383)		$412,437,719
	Principal
SHORT-TERM INVESTMENTS - 2.76%	Amount
U.S. Treasury Bills - 2.76%
0.000%, 09/01/2022 (e)(f)	$48,000	48,000
0.028%, 09/08/2022 (e)	51,000	50,993
0.066%, 09/15/2022 (e)	1,736,000	1,735,445
0.277%, 10/13/2022 (e)	3,446,000	3,441,377
0.339%, 10/20/2022 (e)	91,000	90,852
0.422%, 10/27/2022 (e)	62,000	61,873
0.557%, 11/10/2022 (e)	448,000	445,743
0.611%, 11/17/2022 (e)	935,000	929,640
1.267%, 11/25/2022 (e)	1,049,000	1,042,049
0.897%, 12/01/2022 (e)	537,000	533,109
1.190%, 12/08/2022 (e)	286,000	283,840
1.308%, 12/15/2022 (e)	125,000	123,993
1.537%, 12/22/2022 (e)	1,168,000	1,157,143
1.703%, 12/29/2022 (e)	48,000	47,528
2.358%, 01/19/2023 (e)	1,116,000	1,102,969
2.248%, 01/26/2023 (e)	75,000	74,079
2.604%, 02/02/2023 (e)	266,000	262,454
2.740%, 02/09/2023 (e)	281,000	277,056
2.967%, 02/16/2023 (e)	10,000	9,851
3.218%, 02/23/2023 (e)	122,000	120,098
TOTAL SHORT-TERM INVESTMENTS (Cost $11,850,161)		$11,838,092
Total Investments (Cost $296,860,544) - 98.95%		$424,275,811
Other Assets in Excess of Liabilities - 1.05%		4,496,028
TOTAL NET ASSETS - 100.00%		$428,771,839

Percentages are stated as a percent of net assets.

ADR	American Depositary Receipt
PLC	Public Limited Company

(a)	Foreign issued security.
(b)	Non-income producing.
(c)	A portion of this security is pledged as collateral on options written. As of August 31, 2022, the value of collateral is $11,140,338.
(d)	A portion of this security is classified as illiquid due to a technicality on how it trades; however, it is valued the same as the regular shares.
(e)	Reflects the annualized yield on the date of purchase for discounted investments.
(f)	Less than 0.0005%.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. ("MSCI") and Standard & Poor Financial Services LLC ("S&P"). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

Schedule of Options Written
August 31, 2022 (Unaudited)
YCG Enhanced Fund

	Contracts	Notional Amount	Value
PUT OPTIONS (a)
Adobe, Inc.
Expiration: October 2022; Exercise Price: $385.00	10	$385,000	$28,850
Expiration: October 2022; Exercise Price: $410.00	30	1,230,000	133,950
Expiration: October 2022; Exercise Price: $430.00	80	3,440,000	472,000
Alibaba Group Holding Ltd.
Expiration: October 2022; Exercise Price: $105.00	125	1,312,500	168,875
Amazon.com, Inc.
Expiration: October 2022; Exercise Price: $140.00	155	2,170,000	237,615
Apple, Inc.
Expiration: October 2022; Exercise Price: $155.00	55	852,500	33,000
Expiration: October 2022; Exercise Price: $165.00	25	412,500	27,250
The Estee Lauder Companies, Inc.
Expiration: October 2022; Exercise Price: $280.00	19	532,000	53,200
Intuit, Inc.
Expiration: October 2022; Exercise Price: $390.00	24	936,000	28,080
Expiration: October 2022; Exercise Price: $460.00	35	1,610,000	144,725
Microsoft Corp.
Expiration: October 2022; Exercise Price: $285.00	15	427,500	37,395
NIKE, Inc.
Expiration: September 2022; Exercise Price: $110.00	25	275,000	12,500
Expiration: October 2022; Exercise Price: $115.00	45	517,500	49,320
S&P Global, Inc.
Expiration: September 2022; Exercise Price: $380.00	20	760,000	54,200
Expiration: November 2022; Exercise Price: $380.00	78	2,964,000	256,230
Visa, Inc.
Expiration: November 2022; Exercise Price: $215.00	28	602,000	56,420
Total Options Written (Premiums received $1,279,432)			$1,793,610

(a) Exchange Traded

Valuation Measurements
Securities which are traded on a national stock exchange are valued at the last sale price on the securities exchange on which such securities are primarily traded. Securities that are traded on The Nasdaq OMX Group, Inc., referred to as Nasdaq, are valued at the Nasdaq Official Closing Price. Exchange-traded securities for which there were no transactions are valued at the current bid prices. Securities traded on only over-the-counter markets are valued on the basis of closing over-the-counter bid prices. Short-term debt instruments maturing within 60 days are valued by the amortized cost method, which approximates fair value. Amortized cost is not used if its use would be inappropriate due to credit or other impairments of the issuer, in which case the security’s fair value would be determined, as described below. Debt securities (other than those valued using the amortized cost method) are valued at the market price furnished by a national pricing service, if available, and otherwise at the most recent bid quotation or evaluated price, subject to review by the Adviser and determination of the appropriate price whenever a furnished price is significantly different from the previous day’s furnished price. Options written or purchased by the Fund are valued at the last sales price. If there are no trades for an option on a given day, options are valued at the mean between the current bid and asked prices. If market quotations are not readily available for a security or if a security’s value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, then that security may be valued by another method that the Board of Trustees believes accurately reflects fair value. A security’s valuation may differ depending on the method used for determining fair value. Fair value in this context is the value of securities for which no readily available market quotations exist, as determined in good faith by the Adviser pursuant to procedures established by and under the supervision of the Board.

The Fund has adopted authoritative fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs, if any, during the period. In addition, these standards require expanded disclosure for each major category of assets. These inputs are summarized in the three broad levels listed below:

Level 1 - Quoted prices in active markets for identical securities.
Level 2 - Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - Significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Fund's investments as of August 31, 2022:

Assets	Level 1	Level 2	Level 3	Total
Common Stocks*	$402,501,417	$9,936,302	$-	$412,437,719
Short-Term Investments	-	11,838,092	-	11,838,092
Total Investments in Securities	$402,501,417	$21,774,394	$-	$424,275,811
Liabilities
Other Financial Instruments**
Options Written	$1,283,035	$510,575	$-	$1,793,610

* Please refer to the schedule of investments to view securities by industry type.
** Other Financial Instruments are derivative instruments not reflected in the Schedule of Investments, such as options written, which are reflected at value.

The Fund did not invest in any Level 3 investments during the period.

Derivative Instruments and Hedging Activities

The Fund may write covered call options and put options on a substantial portion of the Fund’s long equity portfolio as a means to generate additional income and to tax-efficiently enter and exit positions. The Fund will not use this strategy as a means of generating implicit leverage. In other words, if all put options were to be exercised, the Fund will generally have enough cash on hand to purchase the assigned shares. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from options written. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as a writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. Upon writing an option, the Fund is required to pledge an amount of cash or securities, as determined by the broker, as collateral. As of August 31, 2022, the Fund held securities with a value of $11,140,338 and cash of $4,806,575 as collateral for options written. During the period, the Fund used written covered call and put options in a manner consistent with the strategy described above.

The value of Derivative Instruments as of August 31, 2022, are as follows:

	Liability Derivatives
Derivatives not accounted for as hedging instruments	Location	Value
Equity Contracts - Options	Options Written, at value	$1,793,610

The average monthly market value of options written during the period ended August 31, 2022 was $2,355,567.

Derivative Risks
The risks of using the various types of derivatives in which the Fund may engage include the risk that movements in the value of the derivative may not fully offset or complement instruments currently held in the Fund in the manner intended by the Adviser, the risk that the counterparty to a derivative contract may fail to comply with its obligations to the Fund, the risk that there may not be a liquid secondary market for the derivative at a time when the Fund would look to disengage the position, the risk that additional capital from the Fund may be called upon to fulfill the conditions of the derivative contract, the risk that the use of derivatives may induce leverage in the Fund, and the risk that the cost of the derivative may reduce the overall returns experience by the Fund.